UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On February 15, 2024 (the “Effective Date”), Medalist Diversified REIT, Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “N. Central Ave. PSA”), a copy of which is filed hereto as Exhibit 10.1, with RMP N. Central Ave., LLC, a Delaware limited liability company (“Seller”), whereby the Company agreed to purchase that certain tract of real property identified as containing building with a physical address of 3535 North Central Avenue, Chicago, IL 60634, and more particularly described in Exhibit “A” to the N. Central Ave. PSA (the “N. Central Ave. Property”). Seller is a related party in that RMP’s sole manager and member is CWS BET Seattle, LP, a Delaware limited partnership, a company controlled and owned by Frank Kavanaugh, our Chief Executive Officer and a member of our Board of Directors. Mr. Kavanaugh is also RMP’s president. The purchase price for the N. Central Ave. Property is $2,400,000.00 (the “Purchase Price”) subject to the prorations and adjustments described in the N. Central Ave. PSA. The Purchase Price is to be paid by the Company to Seller at Closing (as that term is defined in the N. Central Ave. PSA) in a combination of (i) Operating Partnership Units in Medalist Diversified Holdings, LP, a Maryland limited partnership (the “OP Units”) valued at $5.75 per OP Unit; and (ii) cash sufficient to cover Seller’s transaction costs (such as prorated rent, commissions, title/escrow fees, transfer taxes, legals fees, etc.). The Company is required to make an earnest money deposit of $15,000.00 (“Deposit”) within 15 days of the Effective Date.

The N. Central Ave. PSA contains provisions, representations, warranties, covenants, conditions and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. Several conditions to closing on the sale remain to be satisfied, and there can be no assurance that we will complete the transaction on the general terms described above or at all. Under certain conditions the Deposit may not be returned to the Company.

On February 16, 2024, MDR Hanover Square, LLC, a Delaware limited liability company (“Buyer”), a wholly owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Outparcel PSA”), a copy of which is filed hereto as Exhibit 10.2, with the Company’s tenant-in-common partner, PMI Hanover SQ, LLC, a Delaware limited liability company (“Seller”), whereby Buyer agreed to purchase Seller’s 16% tenant-in-common interest in that certain tract of real property identified as tax parcel number 8714-63-9931 and more particularly described in Exhibit “A” to the Outparcel PSA (the “Hanover Outparcel Property”). The sale price for the Hanover Outparcel Property is $98,410.94 (the “Purchase Price”). The Purchase Price is due no later than seven (7) days after the closing date of the purchase of the real property located at 7230 Bell Creek Road, Mechanicsville, Virginia 23111 and bearing the Hanover County Parcel Number 8714-64-9344 pursuant to that certain Purchase and Sale Agreement dated December 29, 2023, by and between Buyer, Seller and Prudent Growth Partners, LLC.

The Outparcel PSA contains provisions, representations, warranties, covenants and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. Several conditions to closing on the sale remain to be satisfied, and there can be no assurance that we will complete the transaction on the general terms described above or at all.

Also, on February 16, 2024 (the “Effective Date”), the Company entered into OP Unit Purchase Agreement (the “OP UPA”), a copy of which is filed hereto as Exhibit 10.3, with Peter Mueller, Inc., a Virginia corporation (“OP Unit Seller”), whereby the Company agreed to purchase OP Unit Seller’s 11,731.25 Operating Partnership Units (the “OP Units”) in Medalist Diversified Holdings, LP, a Delaware limited partnership (the “MDH LP”). The Company is MDH LP’s general partner. The sale price for the OP Units is $61,589.06 (the “OP Unit Purchase Price”). The OP Unit Purchase Price is due no later three (3) business days from the Effective Date.

The OP UPA contains provisions, representations, warranties, covenants and indemnities that are customary and standard for the purchase of operating partnership units. There can be no assurance that we will complete the transaction on the general terms described above or at all.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future purchase of the N. Central Ave. Property, the Hanover Outparcel Property and the OP Units. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.

The foregoing descriptions of the N. Central Ave. PSA, the Outparcel PSA and the OP UPA are qualified in their entirety by reference to the N. Central Ave. PSA, Outparcel PSA and the OP UPA, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference in this Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Purchase and Sale Agreement dated February 15, 2024
10.2	Purchase and Sale Agreement dated February 16, 2024
10.3	OP Unit Purchase Agreement dated February 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: February 20, 2024	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer